First Quarter 2012 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Forward-Looking Statements
The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of
1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, economic and industry outlook, and pending orders. There can be no assurance that we will be able to record bookings or recognize revenues on pending orders. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s annual report on Form 10-K for the year ended December 31, 2011. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; our ability to adjust operating costs and manufacturing sufficiently in China to meet demand; commodity and component price increases or shortages; international sales and operations; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions;
our debt obligations; restrictions in our credit agreement; litigation costs related to our discontinued
operation; our acquisition strategy; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of foreign currency translation and earnings before interest, taxes, depreciation, and amortization (EBITDA).
A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2012 first quarter earnings press release issued April 25, 2012, which is available in the Investors section of our website at www.kadant.com under the heading Investor News.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
BUSINESS REVIEW
Jonathan W. Painter
President & CEO

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Q1 2012 Financial Highlights
	Q1 2012	Q1 2011
Revenue	$84.1 million	$71.7 million
Gross Margin	45.6%	47.6%
Operating Income1	$10.4 million	$8.3 million
Net Income1	$7.1 million	$5.9 million
Diluted EPS1	$0.61	$0.47
EBITDA2	$12.6 million	$10.2 million
EBITDA2/Sales	15.0%	14.2%
Net Cash	$31 million	$40 million
1 Operating Income, Net Income, and Diluted EPS are from continuing operations.
2 EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure that excludes certain items as detailed in our Q1 2012 earnings press release issued April 25, 2012.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Revenue By Product Line: Q1 2012
$84.1 million, up 17.3% compared to Q1 2011
($ Millions)	Q1 2012	Q1 2011	% CHANGE	EXCL. FX
Stock-Preparation	$32.7	$23.3	40.3%	40.5%
Fluid-Handling	22.4	22.6	-1.2%	0.5%
Doctoring	13.6	14.1	-3.0%	-1.3%
Water-Management	10.8	6.8	58.6%	60.9%
Fiber-based Products	4.0	4.2	-4.4%	-4.4%
Other	0.6	0.7	-11.3%	-4.6%
TOTAL	$84.1	$71.7	17.3%	18.6%
Percent change calculated using actual numbers reported in our Q1 2012 earnings release dated April 25, 2012.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Bookings By Product Line: Q1 2012
$77.6 million, down 8.0% compared to Q1 2011
($ Millions)	Q1 2012	Q1 2011	% CHANGE	EXCL. FX
Stock-Preparation	$20.3	$29.8	-32.1%	-32.1%
Fluid-Handling	26.4	27.0	-2.1%	-0.3%
Doctoring	14.3	14.4	-0.7%	1.3%
Water-Management	12.6	8.4	51.0%	52.2%
Fiber-based Products	3.4	4.0	-16.2%	-16.2%
Other	0.6	0.7	-11.0%	-4.3%
TOTAL	$77.6	$84.3	-8.0%	-6.9%

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Bookings and Revenues Trends
US$ (millions)

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Parts and Consumables Bookings and Revenues
US$ (millions)

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
REGIONAL PERFORMANCE

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
North America Bookings and Revenues
US$ (millions)
Geographic revenues and bookings are attributed to regions based on customer location. Prior period amounts have been recasted to conform to the current presentation.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Europe Bookings and Revenues
US$ (millions)
Geographic revenues and bookings are attributed to regions based on customer location. Prior period amounts have been recasted to conform to the current presentation.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
China Bookings and Revenues
US$ (millions)
Geographic revenues and bookings are attributed to regions based on customer location. Prior period amounts have been recasted to conform to the current presentation.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
South America Bookings and Revenues
US$ (millions)
Geographic revenues and bookings are attributed to regions based on customer location. Prior period amounts have been recasted to conform to the current presentation.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Rest-of-World Bookings and Revenues
US$ (millions)
Geographic revenues and bookings are attributed to regions based on customer location. Prior period amounts have been recasted to conform to the current presentation.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Guidance for Continuing Operations
• FY 2012 GAAP diluted EPS of $2.10 to $2.20
• FY 2012 revenues of $335 to $345 million
• Q2 2012 GAAP diluted EPS of $0.50 to $0.52
• Q2 2012 revenues of $83 to $85 million

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
FINANCIAL REVIEW
Thomas M. O’Brien
Executive Vice President & Chief Financial Officer

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Gross Margins
	1Q12	4Q11	1Q11	Sequential ∆	Y-O-Y ∆
Papermaking Systems Segment	45.1%	38.3%	47.4%	6.8%	-2.3%
Fiber-based Products	56.3%	49.9%	50.8%	6.4%	5.5%
TOTAL	45.6%	38.6%	47.6%	7.0%	-2.0%

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
SG&A
($ Millions)	1Q12	4Q11	1Q11	Sequential ∆	Y-O-Y ∆
SG&A	$26.1	$26.3	$24.5	$(0.2)	$1.6
% Revenues	31.1%	27.1%	34.1%	4.0%	-3.0%

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
1Q11 to 1Q12 Diluted EPS from Continuing Operations

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Cash Flow
($ Millions)	1Q12	1Q11
Income from Continuing Operations	$7.1	$5.9
Depreciation and Amortization	2.2	1.9
Stock-Based Compensation	1.1	0.8
Other Items	(0.2)	0.5
Change in Current Assets & Liabilities (excl. acquisitions)	(14.2)	(8.7)
Cash (Used in) Provided by Continuing Operations	$(4.0)	$0.4

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Key Working Capital Metrics
*Working Capital is defined as current
assets less current liabilities, excluding
cash, debt, and the discontinued operation.
	1Q12	4Q11	1Q11
Days in Receivables	73	58	68
Days in Payables	57	43	62
Days in Inventory	101	82	112
Working Capital % LTM Revenues*	13.7%	9.9%	12.0%

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Cash and Debt
($ Millions)	1Q12	4Q11	1Q11
Cash, cash equivalents, restricted cash	$43.0	$47.7	$57.6
Debt	(12.1)	(12.3)	(17.6)
NET CASH	$30.9	$ 35.4	$40.0

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Leverage Ratio
* Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA.

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KAI 1Q12 Business Review-April 26, 2012
© 2012 Kadant Inc. All rights reserved.
Questions & Answers
To ask a question, please call 866-804-6926 within the U.S. or
+1-857-350-1672 outside the U.S. and reference 83375884.
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First Quarter 2012 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO